IMPAIRMENT	12 Months Ended
Dec. 31, 2017
IMPAIRMENT
IMPAIRMENT

10 IMPAIRMENT

        Property and equipment and intangible assets are tested regularly for impairment. The Company assesses, at the end of each reporting period, whether there exist any indicators that an asset may be impaired (i.e. asset becoming idle, damaged or no longer in use). If there are such indicators, the Company estimates the recoverable amount of the asset. Impairment losses of continuing operations are recognized in the income statement in a separate line item.

        Impairment losses relate to the following for the years ended 31 December:

	Note	2017	2016	2015
Property and equipment	15	15	100	150
Intangible assets	16	—	14	—
Goodwill		51	78	95

Total impairment loss		66	192	245

CASH-GENERATING UNITS

        Goodwill has been allocated to cash-generating units ("CGUs") as disclosed in the table below, for the years ended December 31. There were no changes to the methodology of goodwill allocation to CGUs.

Year ended December 31, 2017	2017	Impairment	Reclassification*	Translation adjustment	2016
Russia	2,434	—	—	122	2,312
Algeria	1,340	—	—	(53)	1,393
Pakistan	244	—	(237)	(16)	497
Kazakhstan	177	—	—	1	176
Kyrgyzstan	128	(17)	—	—	145
Uzbekistan	46	—	—	(68)	114
Armenia	25	(34)	—	—	59
Tajikistan	—	—	—	—	—
Others	—	—	—	—	—

Total	4,394	(51)	(237)	(14)	4,696

*        Reclassified to assets held-for-sale, see Note 5 for further information.

Year ended December 31, 2016	2016	Impairment	Acquisition	Translation adjustment	2015
Russia	2,312	—	—	388	1,924
Algeria	1,393	—	—	(42)	1,435
Pakistan	497	—	201	1	295
Kazakhstan	176	—	—	3	173
Kyrgyzstan	145	(49)	—	17	177
Uzbekistan	114	—	—	(17)	131
Armenia	59	—	—	—	59
Tajikistan	—	(21)	—	—	21
Others	—	(8)	—	—	8

Total	4,696	(78)	201	350	4,223

        The Company performed its annual goodwill impairment test as of October 1, 2017. The Company considers the relationship between market capitalization and its book value, changes in country risk premiums and significant decreases in the operating results of its CGUs versus budgeted amounts, among other factors, when reviewing for indicators of impairment on a quarterly basis. As of the impairment test date, the market capitalization of the Group was not below the book value of its equity. The Company further performed an assessment for the period between October 1, and December 31, 2017 for any adverse developments that could have negatively impacted the valuations.

        The recoverable amounts of CGUs have been determined based on fair value less costs of disposal calculations, using cash flow projections from business plans prepared by management in the fourth final quarter of 2017. To the extent the business initiatives would not be valued by the market due to their early stages, they were not included in the cash flow projections. The business plans cover a period of five years. The key assumptions and outcomes of the impairment test are discussed separately below.

Impairment losses in 2017

	Armenia	Kyrgyzstan	Other	Total
Property and equipment	—	—	15	15
Goodwill	34	17	—	51

Total impairment loss	34	17	15	66

        During the 2017 annual impairment test, the Company recognized impairment losses in respect of the Armenia and Kyrgyzstan CGUs in amounts of US$34 and US$17, respectively, allocated to the existing carrying value of goodwill. The impairments were concluded largely due to lower cash flow outlook in those countries. The recoverable amounts of the Armenia and Kyrgyzstan CGUs of US$105 and US$209, respectively, were determined based on a fair value less costs of disposal calculation using the latest cash flow projections (Level 3 fair value). Details regarding key assumptions and inputs used by the Company are included later in this Note.

        Several countries exhibited limited headroom, and these are described later in this Note.

        Additionally, in connection with the rollout of the Company's transformation strategy and commitment to network modernization, the Company continuously re-evaluates the plans for its existing network, including equipment purchased but not installed, and consequently recorded an impairment loss of US$15.

Impairment losses in 2016

        Impairment losses in 2016 were allocated to current and non-current assets as follows:

	Georgia	Kyrgyzstan	Tajikistan	Other	Total
Property and equipment	16	—	54	30	100
Intangibles	13	—	1	—	14
Goodwill	—	49	21	8	78
Other assets*	—	—	12	—	12

Total impairment loss	29	49	88	38	204

*        Other assets include trade and other receivables and deferred tax assets. The impairments on these assets have been recognized on the income statement accounts relating to these assets, i.e. Selling, general and administrative expenses and Income tax expense.

        During the 2016 annual impairment test, the Company concluded impairments for the CGUs Georgia and Kyrgyzstan in amounts of US$29 and US$49, respectively. The impairments were concluded largely due to lower operating performances in those countries. The recoverable amounts of US$53 and US$219, respectively, were determined based on a fair value less costs of disposal calculation using the latest cash flow projections (Level 3 fair value). The Company applied a post-tax discount of 10.3% and 14.5%, respectively.

        For the Georgia CGU, the carrying amount of goodwill was already nil prior to the impairment test. As such, the total amount of the impairment loss was allocated to the carrying amounts of property and equipment and intangible assets based on relative carrying value before the impairment.

        In Q4 2016, the Company also concluded an impairment for CGU Tajikistan in an amount of US$88 due to negative cash flow outlook primarily driven by excessive tax levies. The impairment was allocated to all non-current and current assets, including goodwill.

        Additionally, in connection with the rollout of the Company's transformation strategy and commitment to network modernization, the Company has re-evaluated the plans for its existing network, including equipment purchased but not installed, and consequently recorded an impairment loss of US$30.

Impairment losses in 2015

        In Q1 2015, due to higher weighted average cost of capital for Ukraine by 1.0% as compared to October 1, 2014, the Group recorded an impairment loss of US$51 in the Ukraine CGU. The recoverable amount was determined based on a fair value less costs of disposal calculation using the latest cash flow projections (Level 3 fair value). Due to the macroeconomic and geopolitical situation in the country, the Company applied higher post-tax discount factors for the first two years in the explicit period of 27.1% in 2015 and 20.4% in 2016, followed by normalized post-tax discount rate of 17.8% as of March 31, 2015.

        Also, due to higher weighted average costs of capital for the CGU Armenia, an impairment was reported in Q1 2015 for the amount of US$44. The recoverable amount was determined based on a fair value less costs of disposal calculation using the latest cash flow projections (Level 3 fair value). The Company applied post-tax discount rate of 12.1% as of March 31, 2015.

        Based on the annual goodwill impairment test as of October 1, 2015, there were no other impairment losses identified for these and other CGUs.

        Additionally, in connection with the rollout of the Company's transformation strategy and commitment to network modernization, the Company has re-evaluated the plans for its existing network, including equipment purchased but not installed, and consequently recorded an impairment loss of US$150.

KEY ASSUMPTIONS

        The key assumptions and inputs used by the Company in determining the recoverable amount are as follows:

Assumption	Description
Discount rate

Discount rates are initially determined in US$ based on the risk-free rate for 20-year maturity bonds of the United States Treasury, adjusted for a risk premium to reflect both the increased risk of investing in equities and the systematic risk of the specific CGU relative to the market as a whole.

The equity market risk premium used was 6.0% (2016: 5.5%, 2015: 5.5%). The systematic risk, beta, represents the median of the raw betas of the entities comparable in size and geographic footprint with the ones of the Company ("Peer Group").

The debt risk premium is based on the median of Standard & Poor's long-term credit rating of the Peer Group.
The weighted average cost of capital is determined based on target debt-to-equity ratios representing the median historical five-year capital structure for each entity from the Peer Group.

The discount rate in functional currency of a CGU is adjusted for the long-term inflation forecast of the respective country in which the business operates, as well as the applicable country risk premium.

Projected revenue growth rates	The revenue growth rates vary based on numerous factors, including size of market, GDP (Gross Domestic Product), foreign currency projections, traffic growth, market share and others.
Projected average operating margin

The Company estimates operating margin based on Adjusted EBITDA divided by Total Operating Revenue for each CGU and each future year. The forecasted operating margin is based on the budget of the following year and assumes cost optimization initiatives which are part of on-going operations, as well as regulatory and technological changes known to date, such as telecommunication license issues and price regulation among others.

Average capital expenditure as a percentage of revenue

Capital expenditure ("CAPEX") is defined as purchases of property and equipment and intangible assets other than goodwill. The cash flow forecasts for capital expenditure are based on past experience and amounts budgeted for the following year(s) and include the network roll-outs plans and license requirements.

Projected license and spectrum payments

The cash flow forecasts for license and spectrum payments for each operating company for the initial five years include amounts for expected renewals and newly available spectrum. Beyond that period, a long-run cost of spectrum is assumed.

Long-term growth rate	A long-term growth rate into perpetuity is estimated based on a percentage that is lower than or equal to the country long-term inflation forecast, depending on the CGU.

        The table below shows key assumptions used in fair value less costs of disposal calculations.

	Discount rate (functional currency)			Average annual revenue growth rate during forecast period			Terminal growth rate
	2017	2016	2015	2017	2016	2015	2017	2016	2015
Russia	10.6%	9.7%	11.2%	1.9%	2.4%	2.4%	1.0%	1.0%	1.0%
Ukraine	17.1%	17.2%	18.2%	3.9%	3.6%	3.9%	2.0%	1.0%	3.0%
Algeria	10.7%	9.8%	11.4%	1.0%	(0.8)%	(0.9)%	3.0%	3.0%	4.0%
Pakistan	15.0%	14.3%	15.7%	5.0%	7.6%	4.8%	4.0%	4.0%	5.0%
Bangladesh	12.7%	11.9%	13.4%	5.0%	6.4%	6.5%	4.6%	4.7%	5.9%
Kazakhstan	10.8%	12.4%	12.3%	3.2%	4.4%	3.5%	2.4%	2.0%	3.0%
Kyrgyzstan	15.5%	14.5%	14.2%	(1.5)%	(1.8)%	2.4%	3.5%	2.5%	2.5%
Uzbekistan	15.3%	15.4%	18.4%	6.9%	1.7%	1.7%	6.5%	1.0%	2.0%
Armenia	13.0%	12.0%	12.9%	(1.0)%	(2.8)%	(0.7)%	3.0%	1.0%	2.0%
Georgia	11.0%	10.3%	12.6%	5.6%	6.4%	6.5%	1.0%	1.0%	3.0%
Tajikistan	n.a.	n.a.	13.5%	n.a.	n.a.	(4.2)%	n.a.	n.a.	2.0%

	Average operating margin			Average CAPEX as a percentage of revenue
	2017	2016	2015	2017	2016	2015
Russia	36.4%	38.6%	44.1%	15.7%	15.9%	16.5%
Ukraine	49.9%	44.9%	44.9%	15.6%	17.0%	19.1%
Algeria	46.2%	50.8%	48.7%	14.8%	15.8%	16.3%
Pakistan	43.6%	33.3%	39.2%	15.3%	14.3%	14.1%
Bangladesh	38.7%	44.9%	41.2%	14.3%	14.6%	15.8%
Kazakhstan	44.5%	43.6%	52.3%	17.9%	18.8%	20.3%
Kyrgyzstan	42.0%	43.9%	54.1%	16.4%	17.0%	12.3%
Uzbekistan	42.9%	58.2%	61.2%	14.1%	18.2%	16.3%
Armenia	29.7%	37.8%	35.5%	19.6%	14.1%	11.8%
Georgia	25.2%	25.7%	32.2%	23.3%	17.3%	16.4%
Tajikistan	n.a.	n.a.	42.4%	n.a.	n.a.	13.6%

Sensitivity to changes in assumptions

        The following table illustrates the CGUs with limited headroom and potential impairments that would need to be recorded if certain key parameters would adversely change by one percentage point. Any additional adverse changes in the key parameters by more than one percentage point would increase the amount of impairment exposure approximately proportionally.

		Potential impairment if an assumption changes by 1.0pp
CGU	Headroom	Discount rate	Average growth rate	Average operating margin	Average CAPEX / revenue	Terminal growth rate
Bangladesh	82	(33)	—	—	—	(17)
Uzbekistan	15	(9)	(3)	—	(1)	(7)
Georgia	9	—	—	—	—	—

ACCOUNTING POLICIES

Goodwill

        Goodwill is recognized for the future economic benefits arising from net assets acquired that are not individually identified and separately recognized.

        Goodwill is not amortized but is tested for impairment annually and as necessary when circumstances indicate that the carrying value may be impaired.

        The Company bases its impairment calculation on detailed budgets and forecast calculations which are prepared separately for each of the Company's CGUs. These budgets and forecast calculations are prepared for a period of five years. For longer periods, a long-term growth rate is applied to project future cash flows after the fifth year.

SOURCE OF ESTIMATION UNCERTAINTY

        The Group has significant investments in property and equipment, intangible assets, goodwill and other investments.

        Estimating recoverable amounts of assets and CGUs must, in part, be based on management's evaluations, including the determination of the appropriate CGUs, the relevant discount rate, estimation of future performance, the revenue-generating capacity of assets, timing and amount of future purchases of property and equipment, assumptions of future market conditions and the long-term growth rate into perpetuity (terminal value). In doing this, management needs to assume a market participant perspective. Changing the assumptions selected by management, in particular, the discount rate and growth rate assumptions used to estimate the recoverable amounts of assets, could significantly impact the Group's impairment evaluation and hence results.

        A significant part of the Group's operations is in countries with emerging markets. The political and economic situation in these countries may change rapidly and recession may potentially have a significant impact on these countries. On-going recessionary effects in the world economy and increased macroeconomic risks impact our assessment of cash flow forecasts and the discount rates applied.

        There are significant variations between different markets with respect to growth, mobile penetration, average revenue per user ("ARPU"), market share and similar parameters, resulting in differences in operating margins. The future development of operating margins is important in the Group's impairment assessments, and the long-term estimates of these margins are highly uncertain. This is particularly the case for emerging markets that are not yet in a mature phase.